                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     September 3, 2004
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                              Majesco Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        333-70663                                        06-1529524
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(Commission File Number)                       (IRS Employer Identification No.)

160 Raritan Center Parkway, Edison, New Jersey                          08837
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   (Address of Principal Executive Offices)                           (Zip Code)

                                 (732) 225-8910
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

         This Current Report on Form 8-K is being filed for the sole purpose of filing the agreements set forth as exhibits under Item 9.01 below.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are furnished with this report:

Exhibit No.      Description

10.1             Xbox Publisher License Agreement, dated January 31, 2001, by and between Microsoft Corporation and Majesco Sales Inc.*

10.2             Amendment to the Xbox Publisher License Agreement, dated
                 April 4, 2002, by and between Microsoft Corporation and Majesco
                 Sales Inc.*

10.3             Xbox Live Distribution Amendment to the Xbox Publisher License
                 Agreement, dated March 17, 2003, by and between Microsoft
                 Corporation and Majesco Sales Inc.*

10.4             Amendment to the Xbox Publisher License Agreement (Tiered
                 Royalty Rate Structure and Xbox Platinum Hits Program), dated
                 January 31, 2003, by and between Microsoft Corporation and
                 Majesco Sales Inc.*

10.5             PlayStation 2 Licensed Publisher Agreement, dated April 1,
                 2000, by and between Sony Computer Entertainment America, Inc.
                 and Majesco Sales Inc.*

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*     A Confidential Treatment Request for certain information in this document has been filed with the Securities and Exchange Commission. The information for which treatment has been sought has been deleted from such exhibit and the deleted text replaced by four asterisks (****).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Majesco Holdings Inc.
                                          (Registrant)

Date: September 3, 2004                   By:   /s/ Carl J. Yankowski
                                                -------------------------
                                                Carl J. Yankowski
                                                Chief Executive Officer